SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                Current report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 13, 2002





                               SPECTRASCIENCE INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                 000-13092                   41-1448837
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)



14405 21st Avenue North, Suite 111,  Minneapolis, Minnesota      55447-4685
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (763) 745-4120
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                                      N/A
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         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Press Release dated September 16, 2002.

Item 9. Regulation FD Disclosure

         On September 13, 2002, SpectraSCIENCE Inc. (the "Company") filed a voluntary petition for relief under Chapter 7 of the United State Bankruptcy Code in the United States Bankruptcy Court for the District of Minnesota (Case No. 2-42904). On September 16, 2002, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2002

                                        SPECTRASCIENCE Inc.


                                        By: /s/ Scott G. Anderson
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                                            Scott G. Anderson
                                            Chief Financial Officer and Chief
                                            Executive Officer